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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)
130 Waverly Street Cambridge, Massachusetts 02139 (Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01. Other Events

On July 2, 2004, Vertex Pharmaceuticals Incorporated (the "Company") filed a current report on Form 8-K to disclose that it had entered into (i) a Research, Development and Commercialization Agreement dated May 24, 2004 with Cystic Fibrosis Foundation Therapeutics Incorporated (the "CFF Agreement"); and (ii) an Exclusive Research Collaboration, License and Commercialization Agreement dated June 21, 2004 with Merck & Co., Inc., (the "Merck Agreement"), which were subject to a pending confidential treatment request filed with the Securities and Exchange Commission (the "SEC") and attached with redactions as Exhibits 99.2 and 99.4, respectively, of the current report.

As a result of the SEC's review of the Company's confidential treatment request, the Company hereby attaches the CFF Agreement and the Merck Agreement with revised redactions as Exhibits 99.2 and 99.4 of this current report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

    The following exhibits are filed as part of this current report on Form 8-K:

    99.2
    Research, Development and Commercialization Agreement dated May 24, 2004 by and between Vertex Pharmaceuticals Incorporated and Cystic Fibrosis Foundation Therapeutics Incorporated (with certain confidential information redacted).†

    99.4
    Exclusive Research Collaboration, License and Commercialization Agreement dated June 21, 2004 by and between Vertex Pharmaceuticals Incorporated and Merck & Co., Inc. (with certain confidential information redacted).†

  †
  Confidential portions of this document have been filed separately with the SEC pursuant to a request for confidential treatment.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED (Registrant)
Date: September 9, 2004	By:	/s/ KENNETH S. BOGER Kenneth S. Boger Senior Vice President and General Counsel

EXHIBIT INDEX

        The following exhibits are filed as part of this current report on Form 8-K/A:

Exhibit No.	Description
99.2	Research, Development and Commercialization Agreement dated May 24, 2004 between Vertex Pharmaceuticals Incorporated and Cystic Fibrosis Foundation Therapeutics Incorporated (with certain confidential information redacted).†
99.4
Exclusive Research Collaboration, License and Commercialization Agreement dated June 21, 2004 by and between Vertex Pharmaceuticals Incorporated and Merck & Co., Inc. (with certain confidential information redacted).†
†
Confidential portions of this document have been filed separately with the SEC pursuant to a request for confidential treatment.

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  Section 8—Other Events
  Item 8.01. Other Events
  Section 9—Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX